Revenue	9 Months Ended
Mar. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue

2. Revenue

Contract Balances

The Company receives payments from customers based on a billing schedule as established in its customer contracts. Accounts receivable is recorded when the Company contractually has the right to consideration. In some arrangements, a right to consideration for its performance under the customer contract may occur before invoicing to the customer, resulting in contract assets. The amount of contract assets included within accounts receivable before allowances, in the condensed consolidated balance sheets was $0.7 million and $0.5 million as of March 31, 2023 and June 30, 2022, respectively.

Contract liabilities consist of deferred revenue. Deferred revenue represents amounts that have been invoiced in advance of revenue recognition, and the balance is recognized as revenue when transfer of control to customers has occurred or services have been provided. The current portion of deferred revenue balances are recognized during the following twelve-month period.

The following table summarizes the activity in deferred revenue:

Deferred Revenue
Balance as of June 30, 2021	$25,623
Additions	2,355
Revenue recognized	(13,271)
Balance as of March 31, 2022	$14,707
Deferred Revenue
Balance as of June 30, 2022	$10,769
Additions	2,060
Revenue recognized	(11,014)
Balance as of March 31, 2023	$1,815

As of March 31, 2023, approximately $2.8 million of revenue is expected to be recognized from remaining performance obligations for customer contracts. The Company expects to recognize revenue on approximately $2.5 million of these remaining performance obligations over the next 12 months with the balance recognized thereafter.

On July 29, 2019, the Company entered into an arrangement with Customer A whereby it agreed to provide a $5.0 million marketing development payment once the roll out phase was completed, which occurred on June 4, 2020, with the payment coming due on July 4, 2020. This payment is treated as an offset to revenue recognized under the contract over 4 years and interest accrues on the unpaid balance at a rate of 12% per annum. The payment due on July 4, 2020 was not paid by the Company. As of March 31, 2023 and June 30, 2022, the Company had incurred $0 and $0.2 million of accrued interest expense, respectively.

On September 29, 2021, the Company entered into a settlement agreement with Customer A regarding the payment of a $5.0 million marketing development payment and related accrued interest to be made to the customer and $2.0 million in handheld services to be provided to the customer under a previous contract. Through the settlement agreement, the Company agreed to provide certain alternative installation and replacement services with a value of $2.0 million and cover expenses on behalf of the customer related to a liquid ingress issue resulting from COVID-19 of $3.3 million. The liquid ingress issue was a result of the Company’s devices failure primarily due to the use of extremely strong commercial disinfectant solutions by the Company’s customers to clean the hardware devices as a mandatory precaution protocol due to COVID-19. In return, the customer agreed to reduce the payment to be made from $5.0 million to $3.2 million, waive the related accrued interest of $0.8 million and no longer request a refund on a $2.0 million payment it had previously made for handheld services. Of the amounts, $2.9 million was accounted for as contra-loss on infrequent product repairs, $2.4 million as a reduction to accounts payable for the principal and accrued interest owed, $0.3 million as a reduction to deferred revenue, and $0.2 million as prepaid interest as of and for the fiscal year ended June 30, 2021. Subsequently, $0.2 million interest expense was recognized against the prepaid interest balance, $3.2 million was recognized as a reduction to accounts payable for the payment of the outstanding marketing development amount in October 2021. Revenue relating to the installation and replacement services provided as a part of the contract modification was $0.1 million and $0.5 million for the three and nine months ended March 31, 2023, respectively, and $0.1 million and $0.5 million was recognized as revenue relating to the installation and replacement services provided as part of the contract modification for the three and nine months ended March 31, 2022. The Company will continue to offset revenue recognized based on the original $5.0 million marketing development fund.

On October 29, 2021, the Company entered into an arrangement with a customer whereby it issued a warrant to purchase 404,961 shares of common stock. Refer to Note 10 for further details. The fair value of the warrant is treated as a reduction to the transaction price of the customer contract and will be recorded as contra-revenue. Contra-revenue recognized related to the warrant was $0.5 million and $1.1 million for the three and nine months ended March 31, 2023, respectively. There was no contra-revenue recognized during the three and nine months ended March 31, 2022.

AI Platform

The Company remits a share of the gross billings from its arrangement with Customer D to its hardware and software vendor. The Company determined it is the agent in the relationship as it does not control the AI Platform hardware, software, and certain services, and is not primarily responsible for fulfilling the promise to Customer D.

The revenue share paid to the Company’s hardware and software vendor under the Company’s AI Platform revenue share agreement ranged from 64% - 68% of the gross billings to the customer for the three and nine months ended March 31, 2023.

Transaction Revenue

The commissions paid to restaurants under the Company’s gaming revenue share agreements ranged between 84% – 90% and 83% – 90% of premium content revenue by customer logo for the three and nine months ended March 31, 2023, respectively, while the commissions paid to restaurants under the Company’s gaming revenue share agreements ranged between 82% – 90% and 81% – 90% of premium content revenue by customer logo for the three and nine months ended March 31, 2022, respectively.

Disaggregation of Revenue

No single country other than the United States represented 10% or more of the Company’s revenue during three and nine months ended March 31, 2023 and 2022.

For the three and nine months ended March 31, 2023, $0.6 million and $1.5 million of revenue was from leasing arrangements or with predominant leasing components, respectively, while for the three and nine months ended March 31, 2022, $0.5 million and $1.8 million of revenue was from leasing arrangements, respectively.